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                                                                    Exhibit 4.14


                              ADOLOR CORPORATION

COMMON STOCK                                                   CUSIP 00724X 10 2
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS IS TO CERTIFY THAT





IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES, $.0001 PAR VALUE, OF THE COMMON STOCK OF
                              ADOLOR CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                               "Corporate Seal"

Peter J. Schied                                          John J. Farrar
Chief Financial Officer                                  President and Chief
 and Secretary                                            Executive Officer
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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT -   Custodian
                                                              (Cust)     (Minor)

TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT TEN  - as joint tenants with right
          of survivorship and not as               Act
          tenants in common                                   (State)

    Additional abbreviations may also be used though not in the above list.

    For value received,              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDNG ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

____________________________________________________________________     Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________  Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:______________________

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                      NOTICE:    __________________________________________________________________________________
                                 THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR
                                 ANY CHANGE WHATEVER.
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Signature(s) Guaranteed:


__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.